SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  May 24, 2007

Bioenvision, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31787	13-4025857
(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 41st Floor, New York, New York	10154
(Address of Principal Executive Offices)	(Zip Code)

(212) 750-6700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On May 24, 2007, Bioenvision, Inc. (the “Company”) and Southern Research Institute, the inventor of clofarabine, entered into that certain Second Amendment to Co-Development Agreement (the “Second Amendment”), pursuant to which the parties agreed to modify and/or clarify certain of the economic terms of their arrangement including, without limitation, terms related to royalties, milestones, profit sharing and assignability provisions.  The Second Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Second Amendment to Co-Development Agreement, dated as of May 24, 2007, by and between the Company and Southern Research Institute

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOENVISION, INC.

May 24, 2007	By:	/s/ David P. Luci
		Name:	David P. Luci
		Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

10.1	Second Amendment to Co-Development Agreement, dated as of May 24, 2007, by and between the Company and Southern Research Institute